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                                                                    EXHIBIT 99.1

                                                               Execution Version

                          HEALTHVISION VOTING AGREEMENT

       This HEALTHVISION VOTING AGREEMENT (the "AGREEMENT") is made and entered into as of March 30, 2000, between Neoforma.com, Inc., a Delaware corporation ("NEOFORMA"), and the undersigned stockholder ("STOCKHOLDER") of HEALTHvision, Inc., a Delaware corporation ("HEALTHVISION").

                                    RECITALS

       A. Concurrently with the execution of this Agreement, Neoforma and Healthvision are entering into an Agreement and Plan of Merger (the "PLAN") which provides for the merger of Healthvision with and into Eclipsys Corporation (the "MERGER"), a Delaware corporation ("ECLIPSYS"), that at the time of the Merger will be a wholly-owned subsidiary of Neoforma. Pursuant to the Merger, shares of capital stock of Healthvision will be converted into shares of Neoforma Common Stock on the basis described in the Plan. Capitalized terms used but not defined herein shall have the meanings set forth in the Plan.

       B. Stockholder is the record holder of such number of outstanding shares of capital stock of Healthvision as is indicated on the final page of this Agreement.

       C. As a material inducement to enter into the Plan, Neoforma desires Stockholder to agree, and Stockholder is willing to agree, to vote the Shares (as defined below), and such other shares of capital stock of Healthvision over which Stockholder has voting power, so as to facilitate consummation of the Merger.

              In consideration of the foregoing and the representations, warranties, covenants and agreements set forth in this Agreement, the parties agree as follows:

       1.     AGREEMENT TO VOTE SHARES

              1.1    Definitions. For purposes of this Agreement:

                     (a) Shares. The term "SHARES"shall mean all issued and outstanding shares of Healthvision Common Stock owned of record or beneficially by Stockholder or over which Stockholder exercises voting power, in each case, as of the record date for persons entitled (i) to receive notice of, and to vote at the meeting of the stockholders of Healthvision called for the purpose of voting on the matters referred to in Section 1.2, or (ii) to take action by written consent of the stockholders of Healthvision with respect to the matters referred to in Section 1.2. Stockholder agrees that any shares of capital stock of Healthvision that Stockholder purchases or with respect to which Stockholder otherwise acquires beneficial ownership or over which Stockholder exercises voting power after the execution of this Agreement and prior to the date of

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termination of this Agreement pursuant to Section 3 below shall be subject to the terms and conditions of this Agreement to the same extent as if they constituted Shares on the date hereof.

                     (b) Subject Securities. The term "SUBJECT SECURITIES" shall mean: (i) all securities of Healthvision (including all shares of Healthvision Common Stock and all options, warrants and other rights to acquire shares of Healthvision Common Stock) beneficially owned by Stockholder as of the date of this Agreement; and (ii) all additional securities of Healthvision (including all additional shares of Healthvision Common Stock and all additional options, warrants and other rights to acquire shares of Healthvision Common Stock) of which Stockholder acquires ownership during the period from the date of this Agreement through the earlier of termination of this Agreement pursuant to Section 3 below or the record date for the meeting at which stockholders of Healthvision are asked to vote upon approval of the Plan and the Merger.

                     (c) Transfer. Stockholder shall be deemed to have effected a "TRANSFER" of a security if Stockholder directly or indirectly: (i) sells, pledges, encumbers, transfers or disposes of, or grants an option with respect to, such security or any interest in such security; or (ii) enters into an agreement or commitment providing for the sale, pledge, encumbrance, transfer or disposition of, or grant of an option with respect to, such security or any interest therein.

              1.2 Agreement to Vote Shares. Stockholder hereby covenants and agrees that, during the period commencing on the date hereof and continuing until the first to occur of (i) such date and time as the Merger shall become effective in accordance with the terms and provisions of the Plan (the "EFFECTIVE TIME") and (ii) termination of this Agreement in accordance with its terms, at any meeting (whether annual or special and whether or not an adjourned or postponed meeting) of the stockholders of Healthvision, however called, or in connection with any written consent of the stockholders of Healthvision, Stockholder will appear at the meeting or otherwise cause the Shares to be counted as present thereat for purposes of establishing a quorum and vote or consent (or cause to be voted or consented) the Shares:

              (1) in favor of the approval and adoption of the Plan in the form entered into on the date hereof and the agreement of merger to be filed with the Delaware Secretary of State (the "AGREEMENT OF MERGER") a form of which is attached as an exhibit to the Plan, and the approval of the Merger and the other actions contemplated by the Plan and the Agreement of Merger and any actions required in furtherance thereof;

              (2) against approval of any proposal made in opposition to or in competition with the consummation of the Merger, including, without limitation, any Acquisition Proposal or any action or agreement that would result in a breach in any respect of any covenant, representation or warranty or any other obligation or agreement of Healthvision under the Plan or the Agreement of Merger, or of Stockholder under this Agreement.

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              Stockholder further agrees not to enter into any agreement or understanding with any person the effect of which would be inconsistent with or violative of any provision contained in this Section 1.2.

              1.3. Transfer and Other Restrictions. (a) Prior to the termination of this Agreement, Stockholder agrees not to, directly or indirectly:

                     (i) except pursuant to the terms of the Plan, offer for sale, Transfer or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to or consent to the offer for sale Transfer or other disposition of any or all of the Subject Securities or any interest therein except as provided in Section
       1.2 hereof;

                     (ii) grant any proxy, power of attorney, deposit any of the Subject Securities into a voting trust or enter into a voting agreement or arrangement with respect to the Subject Securities except as provided in this Agreement; or

                     (iii) take any other action that would make any representation or warranty of Stockholder contained herein untrue or incorrect or have the effect of preventing or disabling Stockholder from performing its obligations under this Agreement.

              (b) To the extent Stockholder is, as of the date hereof, party to a contract or agreement that requires Stockholder to Transfer Subject Securities to another person or entity (excluding a contract or agreement pledging Subject Securities to Healthvision), Stockholder will not effect any such Transfer unless and until the transferee agrees to be bound by and executes an agreement in the form of this Agreement with respect to the Subject Securities to be Transferred. Nothing herein shall prohibit Stockholder from exercising (in accordance with the terms of the option or warrant, as applicable) any option or warrant Stockholder may hold; provided that the securities acquired upon such exercise shall be deemed Subject Securities and Shares hereunder.

              (c) Until July 24, 2000, Stockholder will not, directly or indirectly, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, or otherwise dispose of or transfer any shares of the Neoforma Common Stock issued to such Stockholder in the Merger or any securities received by such Stockholder in the Merger convertible into or exchangeable or exercisable for Neoforma Common Stock, or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Neoforma Common Stock issued in the Merger, whether any such swap or transaction is to be settled by delivery of Neoforma Common Stock or other securities, in cash or otherwise. The foregoing sentence shall not apply to (a) transactions relating to Neoforma Common Stock acquired by Stockholder other than pursuant to the Merger, (b) the transfer, if the undersigned is an individual, to a member or members of his or her immediate family or to a trust, the beneficiaries of which are exclusively the undersigned and/or a member or members of his or her immediate family, either during his or her lifetime or on

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death by will or intestacy, provided that the transferee or transferees thereof agree in writing to be bound by the provisions of this Agreement, or (c) the transfer, if the undersigned is a partnership, corporation or trust, to partners (or retired partners who retire after the date hereof), shareholders, or beneficiaries, as the case may be, of the undersigned as a distribution, provided that the distributees thereof agree in writing to be bound by the provisions of this Agreement. For the purposes of this paragraph, "immediate family" shall mean spouse, lineal descendant, father, mother, brother or sister of the transferor.

              1.4 Irrevocable Proxy. Concurrently with the execution of this Agreement, Stockholder agrees to deliver to Neoforma a proxy in the form attached hereto as Exhibit I (the "PROXY"), which shall be irrevocable to the extent set forth therein, with respect to the Shares.

       2.     REPRESENTATIONS AND WARRANTIES OF STOCKHOLDER

              (a) Stockholder is the record and beneficial owner of, or Stockholder exercises voting power over, the shares of Healthvision capital stock indicated on the final page of this Agreement, which, on and as of the date hereof, are free and clear of any Encumbrances that would adversely affect the ability of Stockholder to carry out the terms of this Agreement. The number of Shares set forth on the signature pages hereto are the only Shares beneficially owned by such Stockholder and, except as set forth on such signature pages, the Stockholder holds no options to purchase or rights to subscribe for or otherwise acquire any securities of Healthvision and has no other interest in or voting rights with respect to any securities of Healthvision.

              (b) Stockholder has the requisite power and authority to enter into this Agreement and to consummate the transactions contemplated by this Agreement. The execution and delivery of this Agreement by such Stockholder and the consummation by such Stockholder of the transactions contemplated by this Agreement have been duly authorized by all necessary action (including any consultation, approval or other action by or with any other person). This Agreement has been duly executed and delivered by such Stockholder and constitutes a valid and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with its terms. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated by this Agreement and compliance with the provisions of this Agreement will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation which would result in the creation of any Encumbrance upon any of the Shares owned by such Stockholder under, any provision of Stockholder's charter documents (if applicable), applicable law or regulation or of any agreement, judgment, injunction, order, decree, or other instrument binding on such Stockholder or any Shares owned by such Stockholder. No consent, approval, order or authorization of, or registration, declaration or filing with or exemption by any Governmental Entity is required by or with respect to such Stockholder in connection with the execution and delivery of this Agreement by such Stockholder or the consummation by such Stockholder of the transactions contemplated by this Agreement, except for applicable requirements, if any, of Sections 13 and 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder. If this Agreement is being executed in a representative or fiduciary capacity, the person signing this Agreement has full power and


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authority to enter into and perform such Agreement.

       3.     TERMINATION

       This Agreement shall terminate and shall have no further force or effect as of the first to occur of (i) the Effective Time and (ii) such date and time as the Plan shall have been validly terminated pursuant to Article VII thereof. Notwithstanding any other provision hereof, this Agreement shall terminate in the event that the Plan is modified in a manner that is materially adverse to Stockholder without Stockholder's consent.

       4.     MISCELLANEOUS

              4.1 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, then the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

              4.2 Binding Effect and Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but, except as otherwise specifically provided herein, neither this Agreement nor any of the rights, interests or obligations of the parties hereto may be assigned by either of the parties without prior written consent of the other. Any purported assignment in violation of this Section shall be void.

              4.3 Amendments and Modification. This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by the parties hereto.

              4.4 Specific Performance; Injunctive Relief. The parties hereto acknowledge that Neoforma will be irreparably harmed and that there will be no adequate remedy at law for a violation of any of the covenants or agreements of Stockholder set forth herein. Therefore, it is agreed that, in addition to any other remedies that may be available to Neoforma upon any such violation, Neoforma shall have the right to enforce such covenants and agreements by specific performance, injunctive relief or by any other means available to Neoforma at law or in equity.

              4.5 Notices. All notices and other communications hereunder shall be in writing and shall be deemed duly given upon delivery either by commercial delivery service, or sent via facsimile (receipt confirmed) to the parties at the following address or facsimile numbers (or at such other address or facsimile numbers for a party as shall be specified by like notice):

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                        If to Neoforma:

                        Neoforma.com, Inc.
                        3255-7 Scott Boulevard
                        Santa Clara, California 95054
                        Attn:  Chief Financial Officer
                        Facsimile:  (408) 549-6211

                        with a copy to:

                        Fenwick & West LLP
                        Two Palo Alto Square
                        Palo Alto, California 94306
                        Attn:  Gordon K. Davidson
                               Douglas N. Cogen
                        Facsimile: (650) 494-1417

                        If to Stockholder, to the address for notice set forth on the last page hereof.

Any party hereto may by notice so given provide and change its address for future notices hereunder. Notice shall conclusively be deemed to have been given when personally delivered or when deposited in the mail in the manner set forth above.

              4.6 Governing Law. This Agreement shall be governed by and construed exclusively in accordance with the laws of the State of Delaware, excluding that body of law relating to conflict of laws.

              4.7 Entire Agreement. This Agreement and the Plan constitute and contains the entire agreement and understanding of the parties with respect to the subject matter hereof and supersede any and all prior negotiations, correspondence, agreements, understandings, duties or obligations between the parties respecting the subject matter hereof.

              4.8 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

              4.9 Captions. The captions to sections of this Agreement have been inserted for identification and reference purposes only and shall not be used to construe or interpret this Agreement.

                                    * * * * *




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            IN WITNESS WHEREOF, the parties hereto have caused this Healthvision
Voting Agreement to be executed by their duly authorized respective officers as of the date first above written.

                                        NEOFORMA.COM, INC.

                                        By: /s/ FREDERICK RUEGSEGGER
                                            --------------------------------
                                        Name:  Frederick Ruegsegger
                                        Title: Chief Financial Officer

                                        STOCKHOLDER:

                                                   Eclipsys Corporation
                                        ------------------------------------


                                        By: /s/ HARVEY J. WILSON
                                           ---------------------------------
                                        Name:  Harvey J. Wilson
                                        Title: Chairman and Chief Executive
                                               Officer

                                        Stockholder's Address for Notice:

                                         777 East Atlantic Avenue
                                        ------------------------------------
                                         Suite 200
                                        ------------------------------------
                                         Delray Beach, FL 33483
                                        ------------------------------------


                                        Outstanding shares of Healthvision
                                        capital stock beneficially owned by
                                        Stockholder:

                                         13,600,000
                                        ----------------------



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                                    EXHIBIT I

                                IRREVOCABLE PROXY

       The undersigned stockholder (the "STOCKHOLDER") of HEALTHvision, Inc., a Delaware corporation ("HEALTHVISION"), hereby irrevocably appoints and constitutes the members of the Board of Directors of Neoforma.com, Inc., a Delaware corporation ("NEOFORMA"), and each such Board member (collectively the "PROXYHOLDERS"), the agents, attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to the full extent of the undersigned's rights with respect to the shares of capital stock of Healthvision which are listed below (the "SHARES"), and any and all other shares or securities issued or issuable in respect thereof on or after the date hereof and prior to the date this proxy terminates, to vote the Shares as follows: the agents and proxies named above are empowered at any time prior to termination of this proxy to exercise all voting and other rights (including, without limitation, the power to execute and deliver written consents with respect to the Shares) of the undersigned at every annual, special or adjourned meeting of Healthvision stockholders, and in every written consent in lieu of such a meeting, or otherwise, (i) (A) in favor of the approval and adoption of the Agreement and Plan of Merger (the "PLAN") between Neoforma and Healthvision in the form entered into on the date hereof and an agreement of merger to be filed with the Delaware Secretary of State, a form of which is attached as an exhibit to the Plan, and (B) the approval of the merger of Healthvision with and into Eclipsys Corporation (the "MERGER"), and (ii) against approval of any proposal made in opposition to or in competition with consummation of the Merger, including, without limitation, any Acquisition Proposal (as defined in the Plan) or any action or agreement that would result in a breach in any respect of any covenant, representation or warranty or any other obligation or agreement of Healthvision under the Plan or of the Stockholder under the Healthvision Voting Agreement between Neoforma and Stockholder (the "VOTING AGREEMENT").

       The Proxyholders may not exercise this proxy on any other matter. The Stockholder may vote the Shares on all such other matters. The proxy granted by the Stockholder to the Proxyholders hereby is granted as of the date of this Irrevocable Proxy in order to secure the obligations of the Stockholder set forth in Section 1 of the Voting Agreement, and is irrevocable and coupled with an interest in such obligations and in the interests in Healthvision to be purchased and sold pursuant to the Plan.

       This proxy will terminate upon the termination of the Voting Agreement in accordance with its terms. Upon the execution hereof, all prior proxies given by the undersigned with respect to the Shares and any and all other shares or securities issued or issuable in respect thereof on or after the date hereof are hereby revoked and no subsequent proxies will be given until such time as this proxy shall be terminated in accordance with its terms. Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned. The undersigned stockholder authorizes the Proxyholders to file this proxy and any substitution or revocation of substitution with the Secretary of Healthvision and with any Inspector of Elections at any meeting of the stockholders of Healthvision.

       This proxy is irrevocable and shall survive the insolvency, incapacity, death or liquidation of the undersigned. Dated: March 30, 2000.

            Stockholder:     Eclipsys Corporation
                         -----------------------------------

            By:   /s/ HARVEY J. WILSON
                --------------------------------------------
            Harvey J. Wilson, Chairman and Executive Officer
            ------------------------------------------------
            Name and Title

            Shares of Healthvision capital stock beneficially owned: 13,600,000
                                                                     ----------


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